Destra Investment Trust
 Destra Dividend Total Return Fund
(the “Fund”)

Supplement Dated October 3, 2016

To the Fund’s Statement of Additional Information
Dated February 1, 2016,
as supplemented on February 17, 2016, February 25, 2016
and September 13, 2016
The following information supplements the Fund’s Statement of Additional Information:
Effective October 1, 2016, the Board of Trustees has taken action to replace the Fund’s previous investment sub-advisor, Miller/Howard Investments, Inc. (“Miller/Howard”) with Hilton Capital Management, LLC (“Hilton”).  All references to Miller/Howard throughout the Statement of Additional Information shall be replaced with Hilton.  The Fund’s investment strategies have not changed.
The following sections of the Statement of Additional Information which previously referenced Miller/Howard are revised and replace in their entirety as set forth below.
1. Investment Adviser and Sub-Adviser – Sub-Adviser:
SubAdviser
Destra has selected Hilton Capital Management, LLC (“Hilton” or the “SubAdviser”), 1010 Franklin Avenue, Garden City, New York 11530, as sub adviser to manage the investment portfolio of the Fund.  Pursuant to an interim investment subadvisory agreement, Destra has agreed to pay an annualized advisory fee to Hilton a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).
2. Investment Adviser and Sub-Adviser –Portfolio Managers:
Portfolio Managers
William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham serve as the Fund’s portfolio managers and share responsibilities for the daytoday management of the Fund’s investment portfolio.
The tables below illustrate other accounts where each of the abovementioned four portfolio managers has significant daytoday management responsibilities as of September 1, 2016.  As of September 1, 2016, the portfolio managers did not receive performance based fees with respect to any account that they manage.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
William J. Garvey	Registered Investment Companies	1	$64,479,113
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,278	$841,568,612
C. Craig O’Neill	Registered Investment Companies	1	$64,479,113
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,278	$841,568,612
Alexander D. Oxenham	Registered Investment Companies	1	$64,479,113
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,278	$841,568,612
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* Total assets reflect accounts managed jointly as part of a team.
3. Investment Adviser and Sub-Adviser –Portfolio Managers – Compensation:
Hilton compensates the portfolio managers for their management of the Fund.  The portfolio managers’ compensation is based on a combination of competitive base salary and as each is a shareholder of Hilton, a share of the profits from the operations of the firm.  The portfolio managers’ entire compensation package is paid by Hilton and not by any client account or the Adviser.
4. Investment Adviser and Sub-Adviser–Portfolio Manager – Ownership of Securities:
As of October 1, 2016, none of the portfolio managers beneficially owned any shares of the Fund.
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Please Keep this Supplement with Your Fund’s Statement of Additional for Future Reference